1 Hooper Holmes, Inc. February, 2016 Overview Presented By: Henry Dubois, Chief Executive Officer

2 Safe Harbor Statement 2 This presentation contains forward-looking statements, as such term is defined in the Private Securities Litigation Reform Act of 1995, concerning the Company’s plans, objectives, goals, strategies, future events or performances, which are not statements of historical fact and can be identified by words such as: “expect,” “continue,” “should,” “may,” “will,” “project,” “anticipate,” “believe,” “plan,” “goal,” and similar references to future periods. The forward-looking statements contained in this presentation reflect our current beliefs and expectations. Actual results or performance may differ materially from what is expressed in the forward looking statements. Among the important factors that could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements contained in this presentation are our ability to realize the expected benefits from the acquisition of Accountable Health Solutions and our strategic alliance with Clinical Reference Laboratory; our ability to successfully implement our business strategy and integrate Accountable Health Solutions’ business with ours; our ability to retain and grow our customer base; our ability to recognize operational efficiencies and reduce costs; uncertainty as to our working capital requirements over the next 12 to 24 months; our ability to maintain compliance with the financial covenants contained in our credit facilities; the rate of growth in the Health and Wellness market and such other factors as discussed in Part I, Item 1A, Risk Factors, and Part II, Item 7, Management’s Discussion and Analysis of Financial Conditions and Results of Operations of our Annual Report on Form 10-K for the year ended December 31, 2014. The Company undertakes no obligation to update or release any revisions to these forward-looking statements to reflect events or circumstances, or to reflect the occurrence of unanticipated events, after the date of this presentation, except as required by law. This presentation contains information from third-party sources, including data from studies conducted by others and market data and industry forecasts obtained from industry publications. Although the Company believes that such information is reliable, the Company has not independently verified any of this information and the Company does not guarantee the accuracy or completeness of this information. Any references to documents not included in the presentation itself are qualified by the full text and content of those documents. During our prepared comments or responses to your questions, we may offer incremental metrics to provide greater insight into the dynamics of our business or our quarterly results, such as references to EBITDA and other measures of financial performance. Please be advised that this additional detail may be one-time in nature and we may or may not provide an update in the future. These and other financial measures may also have been prepared on a non-GAAP basis. For some of these measures, a reconciliation schedule showing GAAP versus non-GAAP results has been provided in our press release that was issued after the market closed today.

116 Year-old Start-up  Founded in 1899  Health & Wellness segment started in 2007  Became a pure-play Health & Wellness company in 2014 ̶ Historical business tied to life insurance industry ̶ Divested $125 million of annual life insurance oriented revenues between 2013 and 2014; these businesses were losing money ̶ Retained 100% of the Health & Wellness business which has been growing 20% per year  Major restructuring activities completed ̶ We expect to be operating cash flow positive on a run rate basis 3 Hooper Holmes is focused on becoming a $100+ million company in the next 2-4 years

Expanding H&W Platform  Lowered cost structure significantly ̶ Moved to Olathe, Kansas ̶ New cost structure more leveragable  Expanded leadership focused on Health and Wellness (H&W) ̶ Henry Dubois, President & CEO since April, 2013, repositioned company away from legacy life insurance to focus on the growing H&W sector; has rebuilt the management team in the process ̶ Dr. Neil Gordon, M.D., PhD, MPH, FACC, oversees the medical content of Hooper's screening programs and further improves the participant experience - added February 2015 ̶ Mark Emkjer, former CEO of WebMD’s wellness division, joined the board in 2015 bringing vast H&W experience – added February 2015 ̶ Steve Marin, brings more than 25 years of sales, business development and client service expertise to Hooper as Chief Revenue Officer - added October 2015 ̶ Chuck Gillman, experienced strategist and financier brings a strong track record of helping companies attract attention in the capital markets to the board – added November 2015 4 Kansas New Jersey 75% SG&A Reduction H&W Annual Revenue up $24mm 2007 vs. 2014 _____________ CAGR: 20%+ Reduced costs and transformed business model, while growing core H&W revenues

 Biometric screenings  Clinical research support  Mobile data collection  Portal activities/msg.  Team challenges  Rewards mall  Incentives  Email/direct mail  Coaching w/medical sensor  plans - future  Onsite health coaching  Telephonic health coaching  Condition management  Online content and seminars  Health assessment  Personal wellness report  plans - future 5 Hooper Services Provide End-to-End Integrated Health & Wellness Screening & Data Collection Education Engagement Knowledge Aggregation

2015 Built a Foundation for Growth

- Formed strategic alliance with Clinical Reference Lab in September 2014
  - Leverages partner's scale to achieve cost savings
  - Expands testing capabilities
- Acquired Accountable Health Solutions in April 2015
  - Enables HH to provide broad in-house wellness programs
  - Primary focus on small / mid-sized companies
  - Adds backlog and recurring revenue
  - 2016 will reflect full year of operations vs ~8 months in 2015
- Launched 4 new products in 2015
  - Wellness Support Now
  - ScreeningPro
  - Enhanced Weight Management with Jenny Craig
  - Rewards Mall
- Conducted 515,000 screening units in 2015; more than 40,000 unit increase year-over-year
- Significant New Sales Consummated in 2015
  - 26 New Direct Customers
  - 3 New Clinical Research Organizations
  - 16 New Channel Partners
  - Numerous New End Customers Through Channel Partners



2015 New Revenue (in millions)
$14
$12
$10
$8
$6
$4
$2
$0
$5.0
$2.5
$1.2
$0.5
$0.8
$12.0
$3.5
$4.1
$2.0
$2.4
Incremental revenue to be realized in 2016
$7mm
2015 Estimated Impact
2016 Estimated Full Year Impact
New End Customers Through Channel Partners
New Channel Partners
New Clinical Research Organizations
New Direct Customers

6

7 New sales wins booked so far in 2016  3 New Direct Customers - estimated $0.7 million revenue annually  1 CRO extension – awarded $12 million multi-year clinical research study extension; $0.8 million of revenue expected in 2016  New End Customers Through Channel Partners – estimated $0.5 million annually  Successfully raised $3.5 million in a Rights Offering  Repayment of $2.4 million of debt planned in 2016  Assessing other ways to improve the capital structure New Sales Capital Structure Business Plan Focused on Profitable Growth Performance  2016 – expecting to generate at least $42 million of revenue and be EBITDA and operating cash flow positive

8 Why Employers Want Health & Wellness Positive return on every dollar invested Reduced health risks and associated costs Improved employee productivity and morale Attractive employee benefit Investment generates payback

9 Addressable Market Opportunity Today: $7 billion Market Size: ~ $2.3B Market Size: ~ $2.2B Market Size: ~ $1.0B for collections Market Size: ~ $1.5B Data Collection Health and Cost Management

Positioned to Capitalize on Market Need 10 Screening & Data Collection Engagement Education Competitors typically only offer own product for 1-2 of these focus areas One of only a few pure-play publicly traded Health & Wellness companies Fully-integrated end-to-end solution provides direct control of all member touch points Maintaining and ready-access to data under one platform Improves overall logistics, health outcomes and customer satisfaction 99% participant satisfaction rating measured through internal surveys

Go to Market Strategy 11 Target Market: Wellness companies typically working with clients which have 10,000+ employees Value Proposition: Best in class screening capabilities that can be delivered anywhere, anytime Representative Clients: Channel Partners Direct Customers Clinical Research Organizations Target Market: Direct to mid- market employers which typically have around 3,000 to 5,000 employees Value Proposition: Full suite of wellness products Representative Clients: Target Market: Academic and government backed research, clinical trials and studies Value Proposition: Mobile collection to improve study participation; we can collect specimens anywhere and handle at a lower cost than traditional medical facilities Representative Clients:

Our programs generate changes in behavior for the core health risks driving employer medical trends today 1 2010 World Economic Forum Poor Diet Physical Inactivity Smoking Lack of Health Screening Poor Stress Management Poor Standard of Care Insufficient Sleep Excessive Alcohol Consumption 8 Risks and Behaviors 1. Diabetes 2. Coronary Artery Disease 3. Hypertension 4. Back Pain 5. Obesity 6. Cancer 7. Asthma 8. Arthritis 9. Allergies 10. Sinusitis 11. Depression 12. Congestive Heart Failure 13. Lung Disease (COPD) 14. Kidney Disease 15. High Cholesterol Hooper solutions educate and change these poor behaviors that often lead to PREVENTABLE, high-cost conditions driving employer medical trends today Drive 12 15 chronic conditions account for 80% of Total Costs for all chronic illnesses worldwide 1 All other healthcare costs

Hooper Health & Wellness Programs Work Metabolic Syndrome: Change in percentage with Metabolic Syndrome (negative number = improvement) Daily Tobacco Use: Change in percentage of Tobacco Users (negative number = improvement) Low-Risk Status: Change in percentage with 0-2 risk factors Net Risk Change: Net movement based on Markov Chain Analysis Key Metrics Company 1 Y1-Y2 N=2,166 Company 2 Y1-Y2 N=756 Company 3 Y1-Y2 N=824 Wellness Score + 6.6% + 9.2% + 6.9% Metabolic Syndrome - 36.6% - 29.0% - 38.0% Daily Tobacco Use - 36.3% - 17.7% - 10.0% Low Risk Status + 14.5% + 12.7% + 13.6% Net Risk Change + 8.9% + 9.0% + 7.0% Three representative studies conducted by AHS show overall improvements in the health of the employee population of 7% to 9% 13

Data Collection Services Proprietary Screening Services as a Differentiator 14  Network of Health Professionals with superior tools and training will optimize engagement and interventions ̶ Educate participants on individual results and health concerns ̶ Engage with participants to make improvements ̶ Enroll in additional value-added services during teachable moment  Mobile clinical research specimen collection driven by nationwide HP network Bottom line? Higher quality, faster results, greater engagement into the right programs, at the right time

Our Health Professional Network Coverage for every zip code in the U.S. 15 Hooper Nationwide HP Coverage

Education Services 16 Wellness Advisory Services • Leadership and strategic guidance • Day-to-day point of contact with tiered support for prompt issue resolution • Marketing collateral to support Wellness Champions in promoting the program and generating engagement Health Screenings and Corporate Wellness Solutions • Hooper health screenings; PLUS: • One-on-one health coaching to support members and lower risks • Wellness portal with health risk assessment, educational content, seminars and activities  Education services tailored to the individual and risk conditions found in screening and assessment results ̶ Wellness education, seminars and activities ̶ Lifestyle health coaching ̶ Health improvement coaching ̶ Health coaching with medical sensor tracker  Seamless enrollment at screening events or through wellness portal ̶ Education services offered on-site, telephonically and online

Engagement Services 17 Smart Technology & Multi-Modal Engagement Solutions Smart engagement and analytics engine allows for highly targeted, personalized messaging. Professional quality, multi-modal collateral Flexible Incentive Platform with Meaningful Reward Options • Flexible plan designs with leading outcomes-based tools and expertise • Sync with leading apps and devices • Rewards Mall to supplement traditional incentives Corporate Team Challenges Boost participation and good results with a side effect of fun, healthy competition, camaraderie, loyalty, and… you name it! Add BANG and BOOM  Participants engage in programs and activities to improve their health  Member-specific solutions that are relevant, meaningful and convenient  Programs are customizable and can be launched any time of the year

Knowledge Aggregation 18 Measureable Results & Data Driven Decisions Class-leading business intelligence informatics pinpoints population health risks, measures engagement rates and helps guide recommendations for continued impact and improvement, and more!

Customer & Client Testimonials “This has been the most well organized, and professionally orchestrated Screening clinic in the history of our onsite program.” – Human Resources Director of a direct customer “The Site Manager and her group did a fantastic job working our event. They were courteous and quick and the professionals everyone wants at their event. Thank you for making our event a true success.” – Channel Partner customer “I want to express my gratitude for your prompt response and professionalism in carrying out exams for my wife and I. We experienced inclement weather in our area and were not certain about the appointment’s status. You were able to confirm the status and the examiner was at our door when most people were operating on delayed schedules. She was very thorough, insightful, and articulate in explaining our exam and the impact wellness screening should have on our overall health. The manner of promptness and professionalism is an area that I personally find lacking in many organizations today. Thanks for your help and professionalism!“ – Screening participant “A participant called and wanted to personally thank the examiner she saw the day of her screening. She said her first blood pressure reading was extremely high. The examiner sat with her and tried to calm her down. Since that didn’t appear to be working, she left work and went to the doctor immediately. Her physician put her on medication and she had to stay overnight in the hospital. They are now working together to monitor and lower he blood pressure. She shared with us that she feels like the examiner sincerely saved her life.” – Screening participant “Hooper Holmes offers a user-friendly portal design to inspire and motivate the employee to take small steps towards better well-being.” – Large, full service wellness client “After the 2014 health screening I received a phone call that I was eligible to receive health coaching. I took them up on the offer and lost over 30 lbs. between Fall 2014 and Spring 2015. It was just the boost I needed to make some needed health changes.” – Health coaching participant 19

20 20 Screening Units Financial Summary Scalable Platform for Growth # of S cr ee n in gs Capital Structure After Rights Offering Cash Addition $3.5 million $7 million Revolving Line of Credit $3.4 million at 9/30 Fluctuates based on need SWK Term Loan $5.0 million Shares Subscribed Through Rights Offering: Basic Subscriptions 12,672,600 Over-subscriptions 26,354,239 Total Shares Subscribed 39,026,839 Total Shares Outstanding 117,052,837 Operating Margin Growth Estimated Break- even % of A n n u al R ev en u e

21 Key Themes: 2016 and Beyond  We believe we have a significant market opportunity, and we have created a business plan to reach $100 million revenue goal in two to four years  Our successfully completed rights offering raised $3.5 million in equity that will enable us to grow our business  The sales and account management teams are focused on growing revenue by continuing to win profitable new business and retain existing business  In 2016, we believe we will have revenue in excess of $42 million with positive EBITDA and operating cash flow